UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2019

FRANCHISE GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35588	27-3561876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454

(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends each of (i) the Form 8-K previously filed by Franchise Group, Inc. (the “Company”) on October 23, 2019 and (ii) the Form 8-K previously filed by the Company on December 17, 2019. This report includes the financial statements that had been omitted from each of the previously filed Current Reports on Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

On October 23, 2019, the Company completed its acquisition (which was previously announced in the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 28, 2019) of the Sears Outlet segment and Buddy’s Home Furnishing Stores businesses of Sears Hometown and Outlet Stores, Inc., a Delaware corporation (“SHOS”), each as described in SHOS’s annual report on Form 10-K for the fiscal year ended February 2, 2019 (collectively, the “Business”) of SHOS, pursuant to the terms of the Equity and Asset Purchase Agreement (the “Purchase Agreement”), dated as of August 27, 2019, by and among SHOS, Franchise Group Newco S, LLC (“Newco S”) and the Company (solely for the purposes of Section 10.17 thereto, pursuant to which the Company guaranteed, among other things, the performance of Newco S’s obligations and the payment of amounts due to SHOS under the Purchase Agreement up to and including the closing of the Acquisition (the “Closing”), in addition to agreeing to fund a certain equity contribution to Newco S in order to consummate the Acquisition). At the Closing, pursuant to the Purchase Agreement, Newco S acquired the Business from SHOS (the “Acquisition”) through the purchase of certain assets and the assumption of certain liabilities, as well as the acquisition of the equity interests of certain subsidiaries of SHOS, in each case primarily used in or related to the Business, and the Company’s guarantee obligations under the Purchase Agreement terminated.

On December 16, 2019, pursuant to the terms of the Agreement and Plan of Merger, dated August 7, 2019 (as amended from time to time, the “Merger Agreement”), by and among Vitamin Shoppe, Inc., a Delaware corporation (“Vitamin Shoppe”), the Company, and Valor Acquisition, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Merger Sub”), the Company and Vitamin Shoppe completed the merger of Vitamin Shoppe and Merger Sub, with Merger Sub surviving the merger as an indirect subsidiary of the Company (the “Merger”).

The Company is filing this Current Report on Form 8-K/A to provide certain financial statements of Sears Outlet Stores (a carve-out business of SHOS) (“Sears Outlet Stores”) and Vitamin Shoppe and unaudited pro forma financial information of Sears Outlet Stores, Vitamin Shoppe and the Company required by Item 9.01 of Form 8-K and should be read in conjunction with the Company’s Current Reports on Form 8-K previously filed on October 23, 2019 and December 17, 2019.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited combined financial statements of Sears Outlet Stores as of and for the years ended February 2, 2019 and February 3, 2018, including the notes to such financial statements and the report of BDO USA, LLP are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and are incorporated by reference herein.

The unaudited combined financial statements of Sears Outlet Stores as of and for the six months ended August 3, 2019 and August 4, 2018, are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and are incorporated by reference herein.

The audited consolidated financial statements of Vitamin Shoppe as of and for the years ended December 29, 2018, December 30, 2017 and December 31, 2016, including the notes to such financial statements and the report of Deloitte & Touche LLP are filed with this Current Report on Form 8-K/A as Exhibit 99.3 and are incorporated by reference herein.

The unaudited consolidated financial statements of Vitamin Shoppe as of and for the nine months ended September 28, 2019 and September 29, 2018, are filed with this Current Report on Form 8-K/A as Exhibit 99.4 and are incorporated by reference herein.

(b)	Pro forma Financial Information

The unaudited pro forma financial information included with this Current Report on Form 8-K/A has been prepared to illustrate the pro forma effects of the Acquisition, the Merger, the Company’s previously announced merger with Buddy’s Newco, LLC and the Company’s previously announced tender offer to purchase certain of its outstanding shares of common stock and the related debt and equity financings (collectively, the “Transactions”). The unaudited pro forma combined balance sheet as of October 31, 2019 and the unaudited pro forma combined statement of operations for the six months ended October 31, 2019 and year ended April 30, 2019 are filed with this Current Report on Form 8-K/A as Exhibit 99.5 and are incorporated by reference herein. The unaudited pro forma combined balance sheet as of October 31, 2019 gives effect to the Transactions as if they had occurred as of October 31, 2019. The unaudited pro forma combined statements of operations for the six months ended October 31, 2019 and year ended April 30, 2019 gives effect to the Transactions as if they had occurred as of May 1, 2018. All pro forma information in this Current Report on Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of Sears Outlet Stores, Vitamin Shoppe or the Company.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits

23.1	Consent of BDO USA, LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Combined Financial Statements for Sears Outlet Stores as of and for the years ended February 2, 2019 and February 3, 2018

99.2	Combined Financial Statements for Sears Outlet Stores as of and for the six months ended August 3, 2019 and August 4, 2018

99.3	Consolidated Financial Statements for Vitamin Shoppe as of and for the years ended December 29, 2018, December 30, 2017 and December 31, 2016

99.4	Consolidated Financial Statements for Vitamin Shoppe as of and for the nine months ended September 28, 2019 and September 29, 2018

99.5	Unaudited pro forma combined balance sheet as of October 31, 2019 and the unaudited pro forma combined statement of operations for the six months ended October 31, 2019 and year ended April 30, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

23.1	Consent of BDO USA, LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Combined Financial Statements for Sears Outlet Stores as of and for the years ended February 2, 2019 and February 3, 2018

99.2	Combined Financial Statements for Sears Outlet Stores as of and for the six months ended August 3, 2019 and August 4, 2018

99.3	Consolidated Financial Statements for Vitamin Shoppe as of and for the years ended December 29, 2018, December 30, 2017 and December 31, 2016

99.4	Consolidated Financial Statements for Vitamin Shoppe as of and for the nine months ended September 28, 2019 and September 29, 2018

99.5	Unaudited pro forma combined balance sheet as of October 31, 2019 and the unaudited pro forma combined statement of operations for the six months ended October 31, 2019 and year ended April 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: January 8, 2020	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer